CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in each Prospectus and “Miscellaneous Information – Independent Registered Public Accounting Firm” in the Statement of Additional Information in Post-Effective Amendment Number 634 to the Registration Statement (Form N-1A No 333-132380) of WisdomTree Trust, and to the incorporation by reference of our reports, dated May 24, 2018, on WisdomTree U.S. Dividend ex-Financials Fund, WisdomTree U.S. Earnings 500 Fund, WisdomTree U.S. High Dividend Fund, WisdomTree U.S. LargeCap Dividend Fund, WisdomTree U.S. MidCap Dividend Fund , WisdomTree U.S. MidCap Earnings Fund, WisdomTree U.S. Multifactor Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. Quality Shareholder Yield Fund (formerly, “WisdomTree LargeCap Value Fund”), WisdomTree U.S. SmallCap Dividend Fund, WisdomTree U.S. SmallCap Earnings Fund, WisdomTree U.S. SmallCap Quality Dividend Growth Fund, WisdomTree U.S. Total Dividend Fund, WisdomTree U.S. Total Earnings Fund, WisdomTree Asia Pacific ex-Japan Fund, WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets Consumer Growth Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global ex-U.S. Real Estate Fund, WisdomTree Global High Dividend Fund, WisdomTree India Earnings Fund (consolidated), WisdomTree Middle East Dividend Fund, WisdomTree Australia Dividend Fund, WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree Germany Hedged Equity Fund, WisdomTree International Dividend ex-Financials Fund, WisdomTree International Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International Quality Dividend Growth Fund, WisdomTree International SmallCap Dividend Fund, WisdomTree Japan Hedged Equity Fund, WisdomTree Japan Hedged Financials Fund, WisdomTree Japan Hedged Quality Dividend Growth Fund, WisdomTree Japan Hedged SmallCap Equity Fund, and WisdomTree Japan SmallCap Dividend Fund) (forty-five of the portfolios constituting WisdomTree Trust), included in the Annual Reports for the fiscal periods ended March 31, 2018.

/s/ Ernst & Young LLP

New York, NY

July 26, 2018